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                                        AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

                                                  ARTICLES SUPPLEMENTARY


         AMERICAN CENTURY CAPITAL PORTFOLIOS,  INC., a Maryland  corporation whose principal Maryland office is located in
Baltimore,  Maryland  (the  "Corporation"),  hereby  certifies  to the State  Department  of  Assessments  and Taxation of
Maryland that:

         FIRST:  The Corporation is registered as an open-end company under the Investment Company Act of 1940.

         SECOND:  Pursuant to authority  expressly  vested in the Board of Directors by Article FIFTH and Article  SEVENTH
of the Articles of Incorporation  of the Corporation,  the Board of Directors of the Corporation has (i) established a new
B class of shares for Equity  Income  Fund (ii)  established  new B, C and R classes  of shares for Real  Estate  Fund and
(iii)-increased  in some cases and  decreased in some cases the number of shares of capital  stock of certain  series that the Corporation has authority to issue in accordance with Section  2-105(c) of the Maryland  General  Corporation Law (the
"Reallocation").

         THIRD:  Immediately  prior  to the  Reallocation  the  Corporation  had  the  authority  to  issue  Five  Billion
(5,000,000,000)  shares of capital stock.  Following the  Reallocation,  the  Corporation  has the authority to issue Five
Billion (5,000,000,000) shares of capital stock.

         FOURTH:  The par value of shares of the  Corporation's  capital stock before the Reallocation  was, and after the
Reallocation is, One Cent ($0.01) per share.

         FIFTH:  Immediately  prior to the  Reallocation,  the  aggregate  par  value  of all  shares  of  stock  that the
Corporation  was authorized to issue was Fifty Million  Dollars  ($50,000,000).  After giving effect to the  Reallocation, the aggregate  par value of all shares of stock that the  Corporation  is  authorized  to issue is Fifty  Million  Dollars
($50,000,000).

         SIXTH:  Immediately  prior to the  Reallocation,  the nine (9) Series of stock of the  Corporation and the number of shares and aggregate par value of each was as follows:

         Series                                                          Number of Shares         Aggregate Par Value

        Equity Income Fund                                                 1,715,000,000           $  17,150,000
        Value Fund                                                           955,000,000               9,550,000
        Real Estate Fund                                                     185,000,000               1,850,000
        Small Cap Value Fund                                                 540,000,000               5,400,000
        Equity Index Fund                                                    475,000,000               4,750,000
        Mid Cap Value Fund                                                    65,000,000                 650,000
        Large Company Value Fund                                             965,000,000               9,650,000
        NT Large Company Value Fund                                           50,000,000               5,000,000
        NT Mid Cap Value Fund                                                 50,000,000               5,000,000

The par value of each share of stock in each Series is One Cent ($0.01) per share.

         SEVENTH:  Immediately prior to the  Reallocation,  the number of shares and aggregate par value of each allocated among the Classes of shares is as follows:

                                                                     Number of
                                                                     Shares                      Aggregate
         Series Name                    Class Name                   Allocated                   Par Value

        Equity Income Fund              Investor                   1,250,000,000                $12,500,000
                                        Institutional                125,000,000                  1,250,000
                                        R                             10,000,000                    100,000
                                        Advisor                      300,000,000                  3,000,000
                                        C                             30,000,000                    300,000

        Value Fund                      Investor                     700,000,000                 $7,000,000
                                        Institutional                100,000,000                  1,000,000
                                        R                              5,000,000                     50,000
                                        Advisor                      100,000,000                  1,000,000
                                        C                             10,000,000                    100,000
                                        A                             30,000,000                    300,000
                                        B                             10,000,000                    100,000

        Real Estate Fund                Investor                     125,000,000                 $1,250,000
                                        Institutional                 25,000,000                    250,000
                                        Advisor                       35,000,000                    350,000

        Small Cap Value Fund            Investor                     300,000,000                 $3,000,000
                                        Institutional                100,000,000                  1,000,000
                                        R                             10,000,000                    100,000
                                        Advisor                      125,000,000                  1,250,000
                                        C                              5,000,000                     50,000

       Equity Index Fund                Investor                     100,000,000                 $1,000,000
                                        Institutional                375,000,000                  3,750,000

       Mid Cap Value Fund               Investor                      50,000,000                 $  500,000
                                        Institutional                  5,000,000                     50,000
                                        Advisor                        5,000,000                     50,000
                                        R                              5,000,000                     50,000

       Large Company Value Fund         Investor                     500,000,000                 $5,000,000
                                        Institutional                200,000,000                  2,000,000
                                        Advisor                       75,000,000                    750,000
                                        C                             20,000,000                    200,000
                                        R                             10,000,000                    100,000
                                        A                            150,000,000                  1,500,000
                                        B                             10,000,000                    100,000

       NT Large Company Value Fund      Institutional                 50,000,000                   $500,000

       NT Mid Cap Value Fund            Institutional                 50,000,000                   $500,000

         EIGHTH:  Pursuant to authority  expressly  vested in the Board of Directors by Article FIFTH and Article  SEVENTH
of the Articles of  Incorporation  of the  Corporation,  the Board of  Directors of the  Corporation  has  allocated  Five
Billion  (5,000,000,000) shares of the Five Billion  (5,000,000,000) shares of authorized capital stock of the Corporation among the nine (9) Series of stock of the Corporation as follows:

         Series                                                            Number of Shares     Aggregate Par Value

        Equity Income Fund                                                 1,725,000,000         $  17,250,000
        Value Fund                                                           955,000,000             9,550,000
        Real Estate Fund                                                     215,000,000             2,150,000
        Small Cap Value Fund                                                 540,000,000             5,400,000
        Equity Index Fund                                                    475,000,000             4,750,000
        Mid Cap Value Fund                                                    65,000,000               650,000
        Large Company Value Fund                                             965,000,000             9,650,000
        NT Large Company Value Fund                                           30,000,000             3,000,000
        NT Mid Cap Value Fund                                                 30,000,000             3,000,000

         NINTH:  Pursuant to authority  expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of
the Articles of  Incorporation,  the Board of  Directors of the  Corporation  (a) has duly  established  classes of shares
(each  hereinafter  referred to as a "Class") for the Series of the capital stock of the Corporation and (b) has allocated the shares  designated  to the Series in  Article  EIGHTH  above  among the  Classes of shares.  As a result of the action taken by the Board of Directors,  the Classes of shares of the nine (9) Series of stock of the  Corporation and the number of shares and aggregate par value of each is as follows:

                                                                     Number of
                                                                     Shares                      Aggregate
         Series Name                    Class Name                   Allocated                   Par Value
        Equity Income Fund              Investor                   1,250,000,000               $12,500,000
                                        Institutional                125,000,000                 1,250,000
                                        R                             10,000,000                   100,000
                                        B                             10,000,000                   100,000
                                        Advisor                      300,000,000                 3,000,000
                                        C                             30,000,000                   300,000

        Value Fund                      Investor                     700,000,000                $7,000,000
                                        Institutional                100,000,000                 1,000,000
                                        R                              5,000,000                    50,000
                                        Advisor                      100,000,000                 1,000,000
                                        C                             10,000,000                   100,000
                                        A                             30,000,000                   300,000
                                        B                             10,000,000                   100,000

        Real Estate Fund                Investor                     125,000,000                $1,250,000
                                        Institutional                 25,000,000                   250,000
                                        Advisor                       35,000,000                   350,000
                                        C                             10,000,000                   100,000
                                        R                             10,000,000                   100,000
                                        B                             10,000,000                   100,000

       Small Cap Value Fund             Investor                     300,000,000                $3,000,000
                                        Institutional                100,000,000                 1,000,000
                                        R                             10,000,000                   100,000
                                        Advisor                      125,000,000                 1,250,000
                                        C                              5,000,000                    50,000

       Equity Index Fund                Investor                     100,000,000                $1,000,000
                                        Institutional                375,000,000                 3,750,000

                                                                     Number of
                                                                     Shares                      Aggregate
         Series Name                    Class Name                   Allocated                   Par Value


       Mid Cap Value Fund               Investor                      50,000,000                $  500,000
                                        Institutional                  5,000,000                    50,000
                                        Advisor                        5,000,000                    50,000
                                        R                              5,000,000                    50,000

       Large Company Value Fund         Investor                     500,000,000                $5,000,000
                                        Institutional                200,000,000                 2,000,000
                                        Advisor                       75,000,000                   750,000
                                        C                             20,000,000                   200,000
                                        R                             10,000,000                   100,000
                                        A                            150,000,000                 1,500,000
                                        B                             10,000,000                   100,000

       NT Large Company Value Fund      Institutional                30,000,000                   $300,000

       NT Mid Cap Value Fund            Institutional                30,000,000                   $300,000


         TENTH:  Except as otherwise  provided by the express provisions of these Articles  Supplementary,  nothing herein shall limit,  by inference or  otherwise,  the  discretionary  right of the Board of Directors to  serialize,  classify or reclassify and issue any unissued  shares of any Series or Class or any unissued  shares that have not been allocated to a
Series or Class,  and to fix or alter all terms thereof,  to the full extent provided by the Articles of  Incorporation of the Corporation.

         ELEVENTH:  A description  of the series and classes of shares,  including the  preferences,  conversion and other rights,  voting  powers,  restrictions,  limitations  as to  dividends,  qualifications,  and  terms  and  conditions  for redemption  is set forth in the  Articles  of  Incorporation  of the  Corporation  and is not  changed  by these  Articles
Supplementary, except with respect to the creation and/or designation of the various Series.

         TWELFTH:  The Board of Directors of the  Corporation  duly adopted  resolutions  dividing into Series and Classes the  authorized  capital  stock  of the  Corporation  and  allocating  shares  to  each as set  forth  in  these  Articles
Supplementary.


         IN WITNESS WHEREOF, AMERICAN CENTURY CAPITAL PORTFOLIOS, INC. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Senior Vice President and attested to by its Assistant Secretary on this 23rd day of July, 2007.

ATTEST:                                     AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.



/s/ Otis H. Cowan                           /s Charles A. Etherington
Name:  Otis H. Cowan                        Name:   Charles A. Etherington
Title:   Assistant Secretary                Title:      Senior Vice President


         THE UNDERSIGNED  Senior Vice President of AMERICAN  CENTURY CAPITAL  PORTFOLIOS,  INC., who executed on behalf of said Corporation the foregoing  Articles  Supplementary to the Charter,  of which this certificate is made a part,  hereby acknowledges,  in the name of and on behalf of said Corporation,  the foregoing  Articles  Supplementary to the Charter to be the corporate act of said  Corporation,  and further  certifies  that, to the best of his  knowledge,  information  and belief,  the matters and facts set forth  therein with respect to the approval  thereof are true in all material  respects under the penalties of perjury.


Dated:  July 23, 2007                                        /s Charles A. Etherington
                                                             Charles A. Etherington, Senior Vice President

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